UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 27, 2006

Milacron Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-08485	311062125
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2090 Florence Avenue, Cincinnati, Ohio		45206
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(513) 487-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 27, 2006, the Personnel and Compensation Committee of the Board of Directors of Milacron Inc. approved the grant of Performance Units pursuant to the Milacron Inc. 2004 Long-Term Incentive Plan. Each Performance Unit represents the right to receive one dollar. Awards vest December 31, 2007, contingent upon the attainment by Milacron Inc. of specified levels of EBITDA. The following named executive officers were granted the following number of Performance Units: Mr. R. D. Brown, 900,000; Mr. K. Bourdon, 300,000; Mr. D. E. Lawrence, 200,000; Mr. R. C. McKee, 200,000; and, Mr. H. C. O'Donnell, 200,000.

The form of Cash Flow Improvement Award Agreement is filed as Exhibit 10.1 to this Report and incorporated herein.

Item 9.01 Financial Statements and Exhibits.

10.1 Cash Flow Improvement Award Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Milacron Inc.

March 30, 2006	By:	H. C. O'Donnell

Name: H. C. O'Donnell
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Cash Flow Improvement Award Agreement